DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2015
Discontinued Operations
DISCONTINUED OPERATIONS

3. DISCONTINUED OPERATIONS

On October 16, 2012, the Company completed the sale of its Food Pathogens and AG-GMO products assets to Romer Labs for approximately $12,075, net of transaction fees. These assets included intellectual property, inventory, commercial contracts and equipment. The Company recognized a gain on the sale of these assets, after transaction fees, of $9,882.

The Company had the opportunity to receive additional consideration of up to $600 if it was able to meet certain conditions as provided for in the agreement with Romer Labs. As of December 31, 2013, the Company received $300 pursuant to this additional consideration, all of which is recorded as a gain on sale of assets in the Company’s financial results for the year ended December 31, 2013. The Company will not receive the remaining $300 related to this additional consideration.

On July 12, 2013, the Company completed the sale of its Life Sciences products assets to SDIX LLC for approximately $16,000 before transaction fees. These assets included intellectual property, inventory, commercial contracts and equipment. The Company recognized a gain on the sale of these assets, after transaction fees, of $2,345. For presentation purposes, $125 of the costs related to the acquisition were previously expensed in the fourth quarter of 2012, respectively, as general and administrative costs. The Company has reclassified these expenses to discontinued operations.

At the closing of the Asset Sale, $1,300 of the purchase price was placed in escrow to satisfy any indemnification claims that were brought by April 12, 2014. In addition, the Asset Purchase Agreement provided for an adjustment to the purchase price based upon the actual working capital, as defined, on the closing date as compared to a working capital target amount.

In May 2014, the Company, the Purchaser and OriGene reached a settlement of various claims by the parties relating to the Asset Sale. The terms of the settlement called for the release of the $1,300 in escrow to the Company, as well as the payment by the Purchaser and OriGene to the Company of an additional $250 pursuant to the working capital adjustment provisions of the Asset Purchase Agreement. The settlement also included mutual releases of these and all other claims under the Asset Purchase Agreement.

The results of operations and cash flow activity of the Food Pathogens, AG-GMO and Life Science products have been reclassified separately as discontinued operations within the consolidated financial statements for all periods presented. The following table presents key information associated with the operating results of the discontinued operations for the reporting periods included in the Company’s 2014 and 2013 consolidated statements of operations:

Results of Operations of Discontinued Operations
	Year Ended December 31,
	2014	2013

Revenues	$-	$7,564
Cost of sales	-	4,417
Gross profit	-	3,147

Operating expenses:
Research and development	-	960
Selling, general and administrative	-	4,355
Gain on sale of assets	(250)	(2,770)
Total operating expenses	(250)	2,545

Operating income	250	602
Interest expense	-	(8)
Income before income taxes	250	594
Income tax expense	-	14
Income from discontinued operations	$250	$580